PROVISION FOR INCOME TAXES - Income Tax Reconciliation and NOL (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
PROVISION FOR INCOME TAXES
Tax at statutory federal rate	$ (517,948)	$ (898,505)
Permanent difference	1,203	801
State taxes, net of federal	(46,551)	(80,754)
Depletion and impairment	(722,959)
Change in valuation allowance	1,300,664	968,837
Other	(14,909)	$ 9,621
Operating loss carryforwards	$ 6,058,878